Exhibit 10.1

EXECUTION VERSION

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of March 22, 2013, among ALERE INC., a Delaware corporation (the “Borrower”), each of the Guarantors (as defined in the Credit Agreement referred to below) party hereto, the Lenders (as defined in the Credit Agreement referred to below) party hereto and GENERAL ELECTRIC CAPITAL CORPORATION, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders, is made with reference to that certain Credit Agreement, dated as of June 30, 2011 (as amended, modified or supplemented through, but not including, the date hereof, the “Credit Agreement”), by and among the Borrower, the Lenders, the Administrative Agent and the other parties thereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent and each Lender party hereto desire to amend the Credit Agreement to decrease the interest rate applicable to the B Term Loans, the Incremental B-1 Term Loans and the Incremental B-2 Term Loans and to make certain other changes to the Credit Agreement, in each case, as provided herein; and

WHEREAS, the Borrower, the Guarantors, the Administrative Agent and each Lender party hereto desire to amend the Guaranty and Security Agreement, as provided herein;

NOW, THEREFORE, it is agreed:

I.	Amendments and Modifications to Credit Agreement.

1. The definition of “Applicable Margin” appearing in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

“Applicable Margin” means (a) with respect to A Term Loans, Delayed-Draw Term Loans, Revolving Loans and Swing Loans, in each case a percentage equal to (i) during the period commencing on the Closing Date and ending on the next date of determination that is at least 180 days after the Closing Date, the percentage set forth in the applicable column opposite Level III in the table set forth below and (ii) thereafter, as of each date of determination (and until the next such date of determination), a percentage equal to the percentage set forth below in the applicable column opposite the level corresponding to the Consolidated Secured Leverage Ratio in effect as of the last day of the most recently ended Fiscal Quarter and (b) with respect to B Term Loans, Incremental B-1 Term Loans and Incremental B-2 Term Loans, in each case a percentage equal to (i) during the period prior to the Fourth Amendment Effective Date, as provided in this Agreement prior to giving effect to the Fourth Amendment, (ii) during the period commencing on the Fourth Amendment Effective Date and ending on the next date of determination thereafter, the percentage set forth in the applicable column opposite Level II in the table set forth below and (iii) thereafter, as of each date of determination (and until the next such date of determination), a percentage equal to the percentage set forth below in the applicable column opposite the level corresponding to the Consolidated Secured Leverage Ratio in effect as of the last day of the most recently ended Fiscal Quarter:

LEVEL	CONSOLIDATED SECURED LEVERAGE RATIO	A TERM LOANS, DELAYED-DRAW TERM LOANS, REVOLVING LOANS AND SWING LOANS		B TERM LOANS, INCREMENTAL B-1 TERM LOANS AND INCREMENTAL B-2 TERM LOANS
		BASE RATE LOANS	EURODOLLAR RATE LOANS (EXCEPT FOR SWING LOANS)	BASE RATE LOANS	EURODOLLAR RATE LOANS
I	Greater than 4.00: 1.00	2.50%	3.50%	2.75%	3.75%
II	Less than or equal to 4.00: 1.00 and greater than 3.00 : 1.00	2.00%	3.00%	2.25%	3.25%
III	Less than or equal to 3.00: 1.00	1.75%	2.75%	2.00%	3.00%

Each date of determination for the “Applicable Margin” shall be the date that is 3 Business Days after delivery by the Borrower to the Administrative Agent of a new Compliance Certificate pursuant to Section 6.1(c). Notwithstanding anything to the contrary set forth in this Agreement (including the then effective Consolidated Secured Leverage Ratio), the Applicable Margin with respect to Loans shall equal the percentage set forth in the appropriate column opposite Level I in the table above, effective immediately upon (x) the occurrence of any Event of Default under Section 9.1(e)(ii) or (y) the delivery of a notice by the Administrative Agent or the Required Lenders to the Borrower during the continuance of any other Event of Default and, in each case, for as long as such Event of Default shall be continuing.”

2. Section 1.1 of the Credit Agreement is hereby further amended by inserting in the appropriate alphabetical order the following new definitions:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.).

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the Guaranty Obligation of such Guarantor of, or the grant by such Guarantor of a security interest to secure, such Swap Obligation (or any Guaranty Obligation thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the Guaranty Obligation of such Guarantor or the grant of such security interest becomes effective with respect to such Swap Obligation. If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such Guaranty Obligation or security interest is or becomes illegal.

“Fourth Amendment” means the Fourth Amendment to Credit Agreement, dated as of March 22, 2013, among Borrower, the Guarantors party thereto, the Lenders party thereto and Administrative Agent.

“Fourth Amendment Effective Date” means the date on which the Fourth Amendment is effective pursuant to the terms thereof.

“Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any Secured Hedging Agreement that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

3. Section 2.11(d) of the Credit Agreement is hereby amended by deleting the text “on or prior to the first anniversary of the Closing Date” appearing therein an inserting the text “after the Fourth Amendment Effective Date and on or prior to the sixth month anniversary of the Fourth Amendment Effective Date” in lieu thereof.

4. In connection with the transactions contemplated by this Fourth Amendment, if any Affected Lender holding outstanding B Term Loans, Incremental B-1 Term Loans or Incremental B-2 Term Loans does not consent to this Fourth Amendment and does not execute and deliver to the Administrative Agent a duly completed Assignment and/or any other documentation necessary to reflect the replacement of such Affected Lender by a Substitute Lender by the later of (x) the date on which the Substitute Lender executes and delivers such Assignment and/or such other documentation and (y) the date as of which all obligations of Borrower owing to such Affected Lender relating to the B Term Loans, Incremental B-1 Term Loans and Incremental B-2 Term Loans so assigned shall be paid in full by the Substitute Lender and/or Borrower to such Affected Lender, then the Affected Lender shall be deemed to have executed and delivered such Assignment and/or such other documentation as of such date and Borrower shall be entitled (but not obligated) to execute and deliver such Assignment and/or such other documentation on behalf of such Affected Lender.

II.	Amendments and Modifications to the Guaranty and Security Agreement.

1. Section 1.1(c) of the Guaranty and Security Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Guarantor that has total assets exceeding $10,000,000 at the time the relevant Guaranty Obligation or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

2. Section 2.1 of the Guaranty and Security Agreement shall be amended by adding the following proviso at the end of the first sentence thereof:

“; provided that in no event shall Guaranteed Obligations be deemed to include any Excluded Swap Obligations”.

3. Article II of the Guaranty and Security Agreement is hereby further amended by inserting the following new Section 2.8 immediately after Section 2.7 thereof:

“Section 2.8. Keepwell. Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Guarantor to honor all of its obligations under this Guaranty in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.8 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.8, or otherwise under this Guaranty, as it relates to such other Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount). The obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until the payment in full of the Guaranteed Obligations. Each Qualified ECP Guarantor intends that this Section 2.8 constitute, and this Section 2.8 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Loan Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.”

4. Section 3.2 of the Guaranty and Security Agreement shall be amended by inserting the following proviso at the end thereof:

“; provided that in no event shall Secured Obligations be deemed to include any Excluded Swap Obligations”.

III.	Miscellaneous Provisions.

1. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each Loan Party represents and warrants to the Administrative Agent and the Lenders on and as of the Fourth Amendment Effective Date that:

(a) The execution, delivery and performance by the Borrower and each Guarantor of this Fourth Amendment and the performance of the Credit Agreement and the Guaranty and Security Agreement by each Loan Party party thereto, as amended by this Fourth Amendment (the “Amended Loan Documents”): (i) are within each such Loan Party’s corporate or similar powers and, at the time of execution thereof, have been duly authorized by all necessary corporate and similar action, (ii) do not (A) contravene such Loan Party’s Constituent Documents, (B) violate any Requirement of Law, (C) conflict with, contravene, constitute a default or breach under, any material Contractual Obligation of any Loan Party or any of their respective Subsidiaries other than those which could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, or (D) result in the imposition of any Lien (other than a Permitted Lien) upon any property of any Loan Party or any of their respective Subsidiaries and (iii) do not require any Loan Party or any of their respective Subsidiaries to obtain any Permit from, or make any filing with, any Governmental Authority or obtain any consent from, or notice to, any Person, other than as has been obtained and made on or prior to the Fourth Amendment Effective Date and which remains in full force and effect on the Fourth Amendment Effective Date except where the failure to obtain any such Permit, make any such filing or obtain any such consent could not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

(b) This Fourth Amendment has been duly executed and delivered by or on behalf of such Loan Party.

(c) Each of this Fourth Amendment and each Amended Loan Document is the legal, valid and binding obligation of such Loan Party to the extent a party thereto and is enforceable against such Loan Party in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws affecting creditors’ rights generally or by general equitable principles relating to enforceability.

(d) No Default or Event of Default has occurred and is continuing on the Fourth Amendment Effective Date or would occur after giving effect to this Fourth Amendment.

(e) No action, claim or proceeding is now pending or, to the knowledge of any Loan Party, threatened against such Loan Party, at law, in equity or otherwise, before any court, board, commission, agency or instrumentality of any foreign, federal, state, or local government or of any agency or subdivision thereof, or before any arbitrator or panel of arbitrators, which (i) challenges any Loan Party’s right or power to enter into or perform any of its obligations under this Fourth Amendment, the Amended Loan Documents, or any other Loan Document to which it is or will be, a party, or the validity or enforceability of this Fourth Amendment, the Amended Loan Documents or any other Loan Document or any action taken thereunder, or (ii) has a reasonable risk of being determined adversely to such Loan Party and that, if so determined, could reasonably be expected to have a Material Adverse Effect.

2. No Waivers/Consents/Amendments. Except as expressly provided herein, (a) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, and (b) this Fourth Amendment shall not be deemed a waiver or modification of any other term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

3. Affirmation of Obligations. Each of the Loan Parties hereby acknowledges, agrees and affirms (a) its obligations under the Credit Agreement and the other Loan Documents, including, without limitation, its guaranty obligations under the Guaranty and Security Agreement, (b) that such guaranty shall apply to the Obligations in accordance with the terms thereof, (c) the grant of the security interest in all of its assets pursuant to the Loan Documents and (d) that such liens and security interests created and granted are valid and continuing and secure the Obligations in accordance with the terms thereof, in each case after giving effect to this Fourth Amendment.

4. Costs and Expenses. The Borrower hereby reconfirms its obligations pursuant to Section 11.3 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Fourth Amendment and all other documents and instruments delivered in connection herewith.

5. Amendment Effectiveness. This Fourth Amendment shall become effective on the date on which each of the following conditions shall have been satisfied (the “Fourth Amendment Effective Date”):

(a) Amendment. The Borrower, each Guarantor, the Administrative Agent, the Required Lenders and each Lender with an outstanding B Term Loan, Incremental B-1 Term Loan and Incremental B-2 Term Loan (including any Substitute Lender that replaces an Affected Lender with outstanding B Term Loans, Incremental B-1 Term Loans or Incremental B-2 Term Loans) shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to the Administrative Agent c/o White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: Liza Carens (facsimile number: 212-354-8113 / email address: AlereAmendment@whitecase.com).

(b) Payment of Fees, Costs and Expenses. The Borrower shall have paid, by wire transfer of immediately available funds:

(i) to the Administrative Agent, all costs, fees and expenses owing in connection with this Fourth Amendment and the other Loan Documents and due to the Administrative Agent; and

(ii) to White & Case LLP, as counsel to the Administrative Agent, all fees and expenses of White & Case LLP as set forth in the invoice submitted to the Borrower on or about March 14, 2013 in connection with the Loan Documents and this Fourth Amendment.

(c) No Default; Representations and Warranties. (i) No Default or Event of Default shall have occurred and be continuing or would occur after giving effect to this Fourth Amendment and (ii) the representations and warranties made by or on behalf of each Loan Party in this Fourth Amendment, the Credit Agreement and the other Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date (it being understood that (x) any representation or warranty that is qualified by materiality or Material Adverse Effect shall be required to be true and correct in all respects and (y) any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (or all respects, as the case may be) as of such specified date).

(d) Officer’s Certificate. The Borrower shall have delivered to the Administrative Agent a certificate executed by a Responsible Officer of the Borrower certifying that the conditions set forth in preceding clause (c) have been satisfied as of the Fourth Amendment Effective Date.

6. Governing Law. This Fourth Amendment, and the rights and obligations of the parties hereto, shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

7. Counterparts. This Fourth Amendment may be executed by the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

ALERE INC.

By:	/s/ David Teitel
	Name:	David Teitel
	Title:	CFO, VP & Treasurer

GENERAL ELECTRIC CAPITAL CORPORATION, as Lender and as Administrative Agent

By:	/s/ Ryan Guenin
	Name:	Ryan Guenin
	Title:	Duly Authorized Signatory

ACKNOWLEDGED AND AGREED:

ALERE HEALTH IMPROVEMENT COMPANY

ALERE HEALTH, LLC

ALERE HEALTHCARE OF ILLINOIS, INC.

ALERE HOME MONITORING, INC.

ALERE INTERNATIONAL HOLDING CORP.

ALERE NEWCO, INC.

ALERE NEWCO II, INC.

ALERE NORTH AMERICA, INC.

ALERE OF NEW YORK, INC.

ALERE SAN DIEGO, INC.

ALERE SCARBOROUGH, INC.

ALERE US HOLDINGS, LLC

ALERE WELLBEING, INC.

ALERE WELLOLOGY, INC.

ALERE WOMEN’S AND CHILDREN’S HEALTH, LLC

AMEDITECH INC.

BINAX, INC.

BIOSITE INCORPORATED

FIRST CHECK DIAGNOSTICS CORP.

FIRST CHECK ECOM, INC.

INNOVACON, INC.

INSTANT TECHNOLOGIES, INC.

INVERNESS MEDICAL, LLC

IVC INDUSTRIES, INC.

QUALITY ASSURED SERVICES, INC.

REDWOOD TOXICOLOGY LABORATORY, INC.

RMD NETWORKS, INC.

RTL HOLDINGS, INC.

SELFCARE TECHNOLOGY, INC.

SPDH, INC.

ZYCARE, INC.

By:	/s/ David A. Teitel
Name:	David A. Teitel

Title(respectively): Vice President & Treasurer, Vice President & Treasurer, Vice President, Finance & Treasurer, Vice President, Finance, President, President, President, Vice President, Finance, Vice President, Finance, Vice President, Finance, Vice President, Finance, President, Vice President, Finance & Treasurer, Vice President, Finance, Vice President, Finance, Chief Financial Officer & Treasurer, Vice President, Finance, Vice President, Finance, Vice President, Finance, Vice President, Vice President, Finance, Vice President, Finance, Vice President, Finance, President, Vice President, Finance, Vice President, Finance, Vice President, Finance & Treasurer, Vice President, Finance, Vice President, Finance, President, Chief Financial Officer and Treasurer

ALERE TOXICOLOGY SERVICES, INC.

LABORATORY SPECIALISTS OF AMERICA, INC.

By:	/s/ Ellen V. Chiniara
Name:	Ellen V. Chiniara

Title (respectively):	Secretary, Secretary

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CEDAR FUNDING LTR.

By:	AEGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MALIBU CBNA LOAN FUNDING LLC

By:

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ABCLO 2007-1, LTD.

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name:	Michael Sohr
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALLIANCEBERNSTEIN INSTITUTIONAL INVESTMENTS – HIGH YIELD LOAN PORTFOLIO

By:	AllianceBernstein L.P.

By:	/s/ Michael Sohr
Name:	Michael Sohr
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Roisin O’Connell
Name:	Roison O’Connell
Title:	Senior Vice President, Investment Advisor to AIB Debt Management, Limited

By:	/s/ Joanne O’Driscoll
Name:	Joanne O’Driscoll
Title:	Senior Vice President, Investment Advisor to AIB Debt Management, Limited

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIMCO CLO, SERIES 2005-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIMCO CLO, SERIES 2006-A

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALLSTATE LIFE INSURANCE COMPANY

By:	/s/ Chris Goergen
Name:	Chris Goergen
Title:	Authorized Signatory

By:	/s/ Mark Cloghessy
Name:	Mark Cloghessy
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO IX, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO X, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO XI, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AMMC CLO VII, LIMITED

By:	American Money Management Corp., as Collateral Manager

By:	/s/ David P. Meyer
Name:	David P. Meyer
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACA CLO 2006-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACA CLO 2006-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACA CLO 2007-1 LTD

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO I

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO II

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO III

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO IV

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO IV

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CDO V

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CINCO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO IX

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO VIII

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS CLO X

By:	Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS QUATTRO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SAN GABRIEL, CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Assets Management (RCAM)

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SHASTA CLO I LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Assets Management (RCAM)

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SIERRA CLO II LTD

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Assets Management (RCAM)

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM IV, LTD

By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM LOAN FUNDER 2010-3, LTD

By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM V, LTD

By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VI, LTD

By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ALM VII, LTD

By:	Apollo Credit Management (CLO), LLC as Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APIDOS QUATTRO CDO

By:	Its Investment Advisor CVC Credit Partners, LLC

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APPOLLO/PALMETTO LOAN PORTFOLIO, L.P.

By:	Apollo Credit Management II, L.P., its investment manager LLC as Collateral Manager

By:	Apollo Credit Management II, G.P., LLC Its general partner

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO 10 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO XI LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENTURION CDO 8 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENTURION CDO 9 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DOUBLE HAUL TRADING, LLC

By:	Sun Trust Bank, its Manager

By:	/s/ Douglas Weitz
Name:	Douglas Weitz
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM – COMPASS CLO 2007, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM – RASHINBAN CLO 2006-I, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM – SEXTANT CLO 2007-1, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LEVERAGESOURCE V S.A.R.L.

By:	/s/ Laurent Ricci
Name:	Laurent Ricci
Title:	Class B Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Class A Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LSR LOAN FUNDING LLC

By:	Citibank N.A.

By:	/s/ Tina Tran
Name:	Tina Tran
Title:	Associate Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NEPTUNE FINANCE CCS, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

TETON FUNDING, LLC

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weitz
Name:	Douglas Weitz
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARCH INVESTMENT HOLDINGS III LTD.

By:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY II, LTD.

ARES Enhanced Loan Investment Strategy II, Ltd.

By:	ARES Enhanced Loan Management II, L.P., Its Portfolio Manager

By:	ARES Enhanced Loan II GP, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY III, LTD.

ARES Enhanced Loan Investment Strategy III, Ltd.

By:	ARES Enhanced Loan Management III, L.P., Its Portfolio Manager

By:	ARES Enhanced Loan III GP, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD.

ARES Enhanced Loan Investment Strategy IR Ltd.

By:	ARES Enhanced Loan Management IR, L.P., As Portfolio Manager

By:	ARES Enhanced Loan IR GP, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES ENHANCED LOAN INVESTMENT STRATEGY IR, LTD.

ARES Enhanced Loan Investment Strategy IR Ltd.

By:	ARES Enhanced Loan Management IR, L.P., As Portfolio Manager

By:	ARES Enhanced Loan IR GP LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES IIIR/IVR CLO LTD.

ARES IIR/IVR CLO LTD.

By:	ARES CLO Management IIIR/IVR, L.P., Its Asset Manager

By:	ARES CLO Management IIIR/IVR, L., Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES LOAN TRUST 2011

ARES Loan Trust 2011

By:	ARES Management LLC, Its Investment Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES NF CLO XIV LTD.

ARES NF CLO XIV Ltd.

By:	ARES NF CLO XIV Management, L.P., its collateral manager

By:	ARES NF CLO XIV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES NF CLO XV LTD.

ARES NF CLO XV Ltd.

By:	ARES NF CLO XV Management, L.P., its collateral manager

By:	ARES NF CLO XV Management LLC, its general partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES SENIOR LOAN TRUST

ARES Senior Loan Trust

By:	ARES Senior Loan Trust Management, L.P., its Investment Manager

By:	ARES Senior Loan Trust Management, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES SPC HOLDINGS, L.P.

ARES SPC Holdings, L.P.

By:	ARES SPC Holdings GP LLC, General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES VIR CLO LTD.

ARES VIR CLO LTD.

By:	ARES CLO Management VIR, L.P., its Investment Manager

By:	ARES CLO Management VIR, L.P., its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XI CLO LTD.

ARES XI CLO LTD.

By:	ARES CLO Management XI, L.P., Its Asset Manager

By:	ARES CLO GP XI, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XII CLO LTD.

ARES XII CLO Ltd.

By:	ARES CLO Management XII, L.P., Its Asset Manager

By:	ARES CLO GP XII, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XVI CLO LTD.

ARES XVI CLO Ltd.

By:	ARES CLO Management XVI, L.P., Its Asset Manager

By:	ARES CLO GP XVI, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXI CLO LTD.

ARES XXI CLO Ltd.

By:	ARES CLO Management XXI, L.P., Its Investment Manager

By:	ARES CLO GP XXI, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXII CLO LTD.

ARES XXII CLO Ltd.

By:	ARES CLO Management XXII, L.P., Its Asset Manager

By:	ARES CLO GP XXII, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXIII CLO LTD.

ARES XXIII CLO Ltd.

By:	ARES CLO Management XXIII, L.P., Its Asset Manager

By:	ARES CLO GP XXIII, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXIV CLO LTD.

ARES XXIV CLO Ltd.

By:	ARES CLO Management XXIV, L.P., Its Asset Manager

By:	ARES CLO GP XXIV, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARES XXV CLO LTD.

ARES XXV CLO Ltd.

By:	ARES CLO Management XXV, L.P., its Asset Manager

By:	ARES CLO GP XXV, LLC, its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 2 LIMITED

Confluent 2 Limited

By:	ARES Private Account Management I, L.P., as Sub-Manager

By:	ARES Private Account Management I, G.P., LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FUTURE FUND BOARD OF GUARDIANS

Future Fund Board of Guardians

By:	ARES Enhanced Loan Investment Strategy Advisor IV, L.P., Its Investment Manager (On Behalf of the Elis IV Sub Account)

By:	ARES Enhanced Loan Investment Strategy Advisor IV GP, LLC, Its General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GLOBAL LOAN OPPORTUNITY FUND B.V.

Global Loan Opportunity Fund B.V.

By:	ARES Management Limited, Its Portfolio Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PPF NOMINEE 1 B.V.

PPF Nominee 1 B.V.

By:	ARES Management Limited, Its Portfolio Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SEI INSTITUTIONAL INVESTMENTS TRUST – OPPORTUNISTIC INCOME FUND

SEI Institutional Investments Trust – Opportunistic Income Fund

By:	ARES Management LLC, as Portfolio Manager

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLPOINT, INC

Wellpoint, Inc

By:	ARES Management L.P., its Investment Manager

By:	ARES WLP Management GP, LLC, General Partner

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLPOINT, INCL

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew Viens
Name:	Andrew Viens
Title:	Document Control Team

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BLACK DIAMOND CLO 2005-2 LTD.

By:	Black Diamond CLO 2005-2 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Steve Deckoff
Name:	Steve Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BLACK DIAMOND CLO 2006-1 (CAYMAN) LTD.

By:	Black Diamond CLO 2006-1 Adviser, L.L.C. As its Collateral Manager

By:	/s/ Steve Deckoff
Name:	Steve Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BLACK DIAMOND CLO 2012-1 LTD.

By:	Black Diamond CLO 2012-1 Adviser, L.L.C. As its Portfolio Manager

By:	/s/ Stephen H. Deckoff
Name:	Stephen H. Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSC CAPITAL CORP. LOAN FUNDING 2005-1

By:	GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By:	GSC MANAGER, LLC, in its capacity as Manager
By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Steve Deckoff
Name:	Steve Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSC GROUP CDO FUND VIII, LIMITED

By:	GSC Acquisition Holdings, L.L.C., as its Collateral Manager
By:	GSC MANAGER, LLC, in its capacity as Manager
By:	BLACK DIAMOND CAPITAL MANAGEMENT, L.L.C., in its capacity as Member

By:	/s/ Steve Deckoff
Name:	Steve Deckoff
Title:	Managing Principal

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BMO HARRIS FINANCING, INC.

By:	/s/ Phillip Ho
Name:	Phillip Ho
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALLATIN CLO III 2007-1, LTD

As Assignee

By:	UrsaMine Credit Advisors, LLC as its Collateral Manager

By:	/s/ Nick D. RosenZevay
Name:	Nick D. RosenZevay
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CAPITALSOURCE BANK

By:	/s/ Audrey Yen
Name:	Audrey Yen
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CAPITALSOURCE BANK

By:	/s/ Audrey Yen
Name:	Audrey Yen
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE ARNAGE CLO, LTD

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE AZURE CLO, LTD

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE BRISTOL CLO, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE BRISTOL CLO, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE DAYTONA CLO, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE GLOBAL MARKET STRATEGIES CLO 2012-1, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE HIGH YIELD PARTNERS IX, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE HIGH YIELD PARTNERS VIII, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE HIGH YIELD PARTNERS X, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE MCLAREN CLO, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CARLYLE VEYRON CLO, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENTRAL PARK CLO, LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FOOTHILL CLO I, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MOUNTAIN CAPITAL CLO IV LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MOUNTAIN CAPITAL CLO V LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MOUNTAIN CAPITAL CLO VI LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.-

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIFC FUNDING 2006-I, LTD.

CIFC FUNDING 2006-IB, LTD.

CIFC FUNDING 2006-II, LTD.

CIFC FUNDING 2007-I, LTD.

CIFC FUNDING 2007-II, LTD.-

CIFC FUNDING 2007-III, LTD.

CIFC FUNDING 2007-IV, LTD.

CIFC FUNDING 2011-I, LTD.

CIFC FUNDING 2012-I, LTD.

CIFC FUNDING 2012-II, LTD.

CIFC FUNDING 2012-III, LTD.

By:	CIFC Asset Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO V, LTD. HEWETT’S ISLAND CLO VI, LTD. PRIMUS CLO II, LTD.

By:	CypressTree Investment Management, LLC, it’s Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIT BANK

By:	/s/ John Tracey
Name:	John Tracey
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIT CLO I LTD.

By:	CIT Asset Management LLC

By:	/s/ Roger M Burns
Name:	Roger M. Burns
Title:	President, CIT Asset Management

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CITIBANK N.A.

By:	/s/ Brian Blessing
Name:	Brian Blessing
Title:	Attorney-in-Fact

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CITIZENS BANK

By:	/s/ Todd A. Seehase
Name:	Todd A. Seehase
Title:	First Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO 10 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO 12 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO 14 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO 15 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENT CDO XI LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CENTURION CDO 9 LIMITED

By:	Columbia Management Investment Advisers, LLC As Collateral Manager

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA FLOATING RATE FUND, A SERIES OF COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA STRATEGIC INCOME FUND, A SERIES OF COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA VARIABLE PORTFOLIO – STRATEGIC INCOME FUND, A SERIES OF COLUMBIA FUNDS VARIABLE INSURANCE TRUST

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA FLOATING RATE FUND, A SERIES OF COLUMBIA FUNDS SERIES TRUST II

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RIVERSOURCE BOND SERIES, INC.

By:	/s/ Scott R. Plummer
Name:	Scott R. Plummer
Title:	Secretary

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RIVERSOURCE LIFE INSURANCE COMPANY

By:	/s/ Robin C. Stancil
Name:	Robin C. Stancil
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CRÉDIT INDUSTRIEL ET COMMERCIAL

By:	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Managing Director

By:

By:	/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LAFAYETTE CLO I LTD

By:	/s/ Marcus Edward
Name:	Marcus Edward
Title:	Managing Director

By:

By:	/s/ Brian O’Leary
Name:	Brian O’Leary
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE CITY OF NEW YORK GROUP TRUST

By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Ari Bruger
Name:	Ari Bruger
Title:	Vice President

By:

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Associate

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GANNETT PEAK CLO I, LTD.

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ illegible
Name:	LandAmend LLC
Title:	Administrator

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ATRIUM V

By:	Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AUSTRALIANSUPER

By:

Credit Suisse Asset Management, LLC, as sub-advisor to Bentham Asset Manager Pty Ltd. in its capacity as agent of and investment manager for AustralianSuper Pty Ltd. In its capacity as trustee of AustralianSuper

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BENTHAM WHOLESALE SYNDICATED LOAN FUND

By:	Credit Suisse Asset Management, LLC, as agent (sub-advisor) for Challenger Investment Services Limited, the Responsible Entity for Bentham Wholesale Syndicated Loan Fund

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CASTLE GARDEN FUNDING

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING II, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING III, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING V, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MADISON PARK FUNDING VI, LTD.

By:	Credit Suisse Asset Management, LLC, as collateral manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

QUALCOMM GLOBAL TRADING PTE. LTD.

By:	Credit Suisse Asset Management, LLC, as investment manager

By:	/s/ Thomas Flannery
Name:	Thomas Flannery
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WEST CLO 2012-1 LTD.

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Vice President, Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CIT BANK

By:	/s/ John Tracey
Name:	John Tracey
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRIDGEPORT CLO LTD. SCHILLER PARK CLO LTD. BURR RIDGE CLO PLUS LTD. BRIDGEPORT CLO II LTD.

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRIDGEPORT CLO LTD. SCHILLER PARK CLO LTD. BURR RIDGE CLO PLUS LTD. BRIDGEPORT CLO II LTD.

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRIDGEPORT CLO LTD. SCHILLER PARK CLO LTD. BURR RIDGE CLO PLUS LTD. BRIDGEPORT CLO II LTD.

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBUS PARK CDO LTD.

By:	GSO / Blackstone Debt Funds Management LLC as Portfolio Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBUSNOVA CLO LTD. 2006-I COLUMBUSNOVA CLO LTD. 2006-II COLUMBUSNOVA CLO LTD. 2007-I COLUMBUSNOVA CLO IV LTD. 2007-II

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBUSNOVA CLO LTD. 2006-I COLUMBUSNOVA CLO LTD. 2006-II COLUMBUSNOVA CLO LTD. 2007-I COLUMBUSNOVA CLO IV LTD. 2007-II

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBUSNOVA CLO LTD. 2006-I COLUMBUSNOVA CLO LTD. 2006-II COLUMBUSNOVA CLO LTD. 2007-I COLUMBUSNOVA CLO IV LTD. 2007-II

By:	Columbus Nova Credit Investments Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO I-R, LTS

By:	Acis Capital Management, LP, its Collateral Manager Acis Capital Management, GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO V, LTD HEWETT’S ISLAND CLO VI, LTD. PRIMUS CLO II, LTD.

By:	CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO V, LTD HEWETT’S ISLAND CLO VI, LTD. PRIMUS CLO II, LTD.

By:	CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO V, LTD HEWETT’S ISLAND CLO VI, LTD. PRIMUS CLO II, LTD.

By:	CypressTree Investment Management, LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRIDGEPORT CLO LTD. SCHILLER PARK CLO LTD. BURR RIDGE CLO PLUS LTD. BRIDGEPORT CLO II LTD.

By:	Deerfield Capital Management LLC, its Collateral Manager

By:	/s/ Robert Ranocchia
Name:	Robert Ranocchia
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO V, LTD.

By:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

I

By:	Denali Capital LLC, managing member of DC Funding Partners LLC, collateral manager

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DENALI CAPITAL CLO VII, LTD.

By:	Denali Capital LLC, managing member of DC Funding Partners LLC, portfolio manager

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SPRING ROAD CLO 2007-1, LTD.

By:	Denali Capital LLC, managing member of DC Funding Partners LLC, Collateral Manager

By:	/s/ Kelli C. Marti
Name:	Kelli Marti
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DEUTSCHE BANK AG NEW YORK BRANCH.

By:	DB Services New Jersey, Inc.

By:	/s/ Andrew Mac Donald
Name:	Andrew Mac Donald
Title:	Associate

By:

By:	/s/ Angeline Quintana
Name:	Angeline Quintana
Title:	Assistant Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DNB BANK ASA, GRAND CAYMAN BRANCH

By:	/s/ Geshu Sugandh
Name:	Geshu Sugandh
Title:	Vice President

By:

By:	/s/ Bjorn E. Hammerstad
Name:	Bjorn Erik Hammerstad
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EAST WEST BANK

By:	/s/ Andrew Maria
Name:	Andrew Maria
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA FUNDS VARIABLE SERIES TRUST II- VARIABLE PORTFOLIO- EATON VANCE FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE CDO IX LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE CDO VII PLC.

By:	Eaton Vance Management as Interim Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE CDO VIII LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE CDO X PLC

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAYSON & CO.

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAYSON CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INNOVATION TRUST 2009

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MET INVESTORS SERIES TRUST - MET/EATON VANCE FLOATING RATE PORTFOLIO

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PACIFIC LIFE FUNDS - PL FLOATING RATE LOAN FUND

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA FUNDS VARIABLE SERIES TRUST II - VARIABLE PORTFOLIO - EATON VANCE FLOATING INCOME FUND

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE CDO X PLC

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE INTERNATIONAL (CAYMAN ISLANDS) FLOATING-RATE INCOME PORTFOLIO

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAYSON & CO.

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAYSON CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INNOVATION TRUST 2009

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MET INVESTORS SERIES TRUST - MET/EATON VANCE FLOATING RATE PORTFOLIO

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PACIFIC LIFE FUNDS - PL FLOATING RATE LOAN FUND

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PACIFIC SELECT FUND FLOATING RATE LOAN PORTFOLIO

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COLUMBIA FUNDS VARIABLE SERIES TRUST II - VARIABLE PORTFOLIO - EATON VANCE FLOATING INCOME FUND

By:	Eaton Vance Management as Investment Sub-Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AVERY STREET CLO, LTD.

By:

By:	/s/ S. D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EMERSON PLACE CLO, LTD.

By:

By:	/s/ S. D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LIME STREET CLO, LTD.

By:

By:	/s/ S. D’Orsi
Name:	Scott D’Orsi
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FIDELITY ADVISOR SERIES I: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND

By:

By:	/s/ Stacie M. Smith
Name:	Stacie M. Smith
Title:	Deputy Treasurer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ADVANCED SERIES TRUST - AST FIRST TRUST BALANCED TARGET PORTFOLIO

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ADVANCED SERIES TRUST - AST FIRST TRUST CAPITAL APPRECIATION TARGET PORTFOLIO

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ADVANCED SERIES TRUST - AST FIRST TRUST BALANCED TARGET PORTFOLIO

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FIRST TRUST SENIOR FLOATING RATE INCOME FUND II

By:	First Trust Advisors L.P., its investment manager

By:	/s/ Scott Fries
Name:	Scott Fries
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FRANKLIN CLO V, LTD.

By:	Franklin Advisers, Inc. as Collateral Manager

By:	/s/ David Ardini
Name:	David Ardini
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FRANKLIN INVESTORS SECURITIES TRUST - FRANKLIN FLOATING RATE DAILY ACCESS FUND.

By:

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FRANKLIN FLOATING RATE MASTER TRUST - FRANKLIN FLOATING RATE MASTER SERIES

By:

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FRANKLIN TEMPLETON LIMITED DURATION INCOME TRUST.

By:

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FRANKLIN TEMPLETON SERIES II FUNDS - FRANKLIN FLOATING RATE II FUND

By:

By:	/s/ Madeline Lam
Name:	Madeline Lam
Title:	Asst. Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GE CAPITAL BANK, FORMERLY KNOWN AS, GE CAPITAL FINANCIAL INC.

By:

By:	/s/ Jeffrey Thomas
Name:	Jeffrey Thomas
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GENERAL ELECTRIC CAPITAL CORPORATION, AS LENDER AND AS ADMINISTRATIVE AGENT

By:

By:	/s/ Ryan Guenin
Name:	Ryan Guenin
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GOLDMAN SACHS BANK USA

By:

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signature

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GOLUB CAPITAL PARTNERS CLO 11, LTD

By:	GC Advisors LLC, as agent

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GOLUB CAPITAL PARTNERS CLO 14, LTD

By:	GC Advisors LLC, as agent

By:	/s/ Christina Jamieson
Name:	Christina Jamieson
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CALLIDUS DEBT PARTNERS CLO FUND IV, LTD.

By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FINN SQUARE CLO, LTD.

By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALE FORCE 3 CLO, LTD..

By:	GSO/BLACKSTONE Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAMERCY PARK CLO LTD..

By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSO JUPITER LOAN TRUST.

By:	GSO Capital Advisors LLC, as its Investment Advisor

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSO LOAN TRUST 2010

By:	GSO Capital Advisors LLC, as its Investment Advisor

By:	/s/ Daniel H. Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

[start of pt 5]

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSO PALMETTO LIQUIDITY FUND LLC

By:	GSO/Blackstone Debt Funds Management LLC as Investment Manager

By:	/s/ Christopher Sullivan
Name:	Chris Sullivan
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MARINE PARK CLO LTD.

By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Dan H Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OPTUMHEALTH BANK, INC.

By:	GSO Capital Advisors LLC as Manager

By:	/s/ Dan H Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SSD LOAN FUNDING LLC

By:	Citibank, N.A.

By:	/s/ Tina Tan
Name:	Tina Tran
Title:	Associate Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SSOMF LOAN FUNDING LLC

By:	Citibank, N.A.

By:	/s/ Tina Tan
Name:	Tina Tran
Title:	Associate Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SUNSUPER POOLED SUPERANNUATION TRUST

By:	GSO Capital Partners LP, its Investment Manager

By:	/s/ Dan H Smith
Name:	Daniel H. Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM - COMPASS CLO 2007, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM - RASHINBAN CLO 2006-I, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GULF STREAM - SEXTANT CLO 2007-1, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NEPTUNE FINANCE CCS, LTD.

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Joe Moroney
Name:	Joe Moroney
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WHITEHORSE VI, LTD

By:	H.I.G. WhiteHorse Capital, LLC As: collateral manager

By:	/s/ Richard Siegel
Name:	Richard Siegel
Title:	Authorized Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

HALCYON LOAN INVESTORS CLO 1 LTD.

HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

HALCYON LOAN INVESTORS CLO 1 LTD.

HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

By:

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

HALCYON LOAN INVESTORS CLO 1 LTD.

HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

By:

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

HALCYON LOAN INVESTORS CLO 1 LTD.

HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

By:

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED CLO 2006-1 LTD.

HALCYON STRUCTURED ASSET MANAGEMENT LONG SECURED/SHORT UNSECURED 2007-2 LTD.

HALCYON LOAN INVESTORS CLO 1 LTD.

HALCYON LOAN ADVISORS FUNDING 2012-1 LTD.

BACCHUS (U.S.) 2006-1 LTD.

By:

By:	/s/ illegible
Name:
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HARCH CLO II, LIMITED

By:

By:	/s/ Joseph W. Harch
Name:	Joseph Harch
Title:	Chairman

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HARCH CLO III, LIMITED

By:

By:	/s/ Joseph W. Harch
Name:	Joseph Harch
Title:	Chairman

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EACH OF THE PERSONS LISTED ON ANNEX A, SEVERALLY BUT NOT JOINTLY, AS A LENDER

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HARTFORD LIFE INSURANCE COMPANY

By:	Hartford Investment Management Company - Agent and Attorney-in-Fact

By:	/s/ Mark Midura
Name:	Mark Midura
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EACH OF THE PERSONS LISTED ON ANNEX A, SEVERALLY BUT NOT JOINTLY, AS A LENDER

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VIRTUS MULTI-SECTOR SHORT TERM BOND FUND

By:

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ABERDEEN LOAN FUNDING, LTD

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRENTWOOD CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BRENTWOOD CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

EASTLAND CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GLENEAGLES CLO LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRAYSON CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GREENBRIAR CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO I-R, LTD.

By:	Acis Capital Management, LP, its Collateral Manager Acis Capital Management GP, LLC, its general partner

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HIGHLAND CREDIT OPPORTUNITIES CDO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LIBERTY CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RED RIVER CLO, LTD

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ROCKWALL CDO II LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ROCKWALL CDO LTD

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

STRATFORD CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLS FARGO PRINCIPAL LENDING, LLC

By:

By:	/s/ Jeff Nikorah
Name:	Jeff Nikorah
Title:	Executive Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WESTCHESTER CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CFS WHOLESALE GLOBAL CORPORATE DEBT FUND

By:

By:	/s/ Daniel Brennand
Name:	Daniel Brennand
Title:	Vice-President, Monegy Inc. (Fund Manager)

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HSBC BANK PLC

By:

By:	/s/ Mike
Name:	Mike
Title:	Corporate Banking Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HSBC BANK USA, NATIONAL ASSOCIATION

By:

By:	/s/ David A. Carroll
Name:	David A. Carroll
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HUDSON CANYON FUNDING II SUBSIDIARY HOLDING COMPANY II, LLC

By:	Invesco Senior Secured Management, Inc. as Collateral Manager and Attorney in Fact

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

IBM PERSONAL PENSION PLAN TRUST

By:	ING Investment Management Co., as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING (L) FLEX - SENIOR LOANS

By:	ING Investment Management Co., as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING IM CLO 2012-2, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING IM CLO 2012-3, LTD

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING IM CLO 2012-4, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING INVESTMENT MANAGEMENT CLO I, LTD.

By:	ING Investment Management Co., as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING INVESTMENT MANAGEMENT CLO II, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING INVESTMENT MANAGEMENT CLO III, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING INVESTMENT MANAGEMENT CLO IV, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING INVESTMENT MANAGEMENT CLO V, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ING LIFE INSURANCE AND ANNUITY COMPANY

By:	Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ISL LOAN TRUST

By:	ING Investment Management Co., as its investment advisor

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PHOENIX CLO I,, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PHOENIX CLO II, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PHOENIX CLO III, LTD.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Jason Almiro
Name:	Jason Almiro
Title:	Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AVALON IV CAPITAL, LTD.

By:	Invesco Senior Secured Management, Inc. as Asset Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

BELHURST CLO LTD.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CHILDREN’S HEALTHCARE OF ATLANTA, INC.

By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CEDAR FUNDING LTD.

By:	ARGON USA Investment Management, LLC

By:	/s/ Lisa Baltagi
Name:	Lisa Baltagi
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 2 LIMITED

By:	ARES PRIVATE ACCOUNT MANAGEMENT I, L.P., AS SUB-MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

CONFLUENT 2 LIMITED

By:	ARES PRIVATE ACCOUNT MANAGEMENT I GP, LLC, ITS GENERAL PARTNER

By:	/s/John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 3 LIMITED

By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DIVERSIFIED CREDIT PORTFOLIO LTD.

By:	Invesco Senior Secured Management, Inc. as Investment Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INVESCO FLOATING RATE FUND

By:	Invesco Senior Secured Management, Inc. as Sub-Adviser

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INVESCO SENIOR INCOME TRUST

By:	Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INVESCO ZODIAC FUNDS - INVESCO US SENIOR LOAN FUND

By:	Invesco Management S.A. As Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

INVESCO SENIOR LOAN FUND

By:	Invesco Senior Secured Management, Inc. as Sub-advisor

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LIMEROCK CLO I

By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MAREA CLO, LTD.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MSIM PECONIC BAY, LTD.

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NAUTIQUE FUNDING LTD

By:	Invesco Senior Secured Management, Inc. as Collateral Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

QUALCOMM GLOBAL TRADING PTE. LTD.

By:	Invesco Senior Secured Management, Inc. as
Investment Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SANKATY SENIOR LOAN FUND, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WASATCH CLO LTD

By:	Invesco Senior Secured Management, Inc. as
Portfolio Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Roisin O’Connell
Name:	Roisin O’Connell
Title:	Senior Vice President Investment Advisor to AIB Debt Management Limited

AIB DEBT MANAGEMENT LIMITED

By:	/s/ Joanne O’Driscoll
Name:	Joanne O’Driscoll
Title:	Vice President Investment Advisor to AIB Debt Management Limited

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JEFFERIES FINANCE LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JEFFERIES GROUP LLC

By:	/s/ William McLoughlin
Name:	William McLoughlin
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC

By:	/s/ Paul J. Loomis
Name:	Paul J. Loomis
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JFIN CAPITAL LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JFIN CLO 2007 LTD

By:	Jefferies Finance LLC, as Collateral Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JFIN CLO 2012 LTD

By:	Jefferies Finance LLC, as Portfolio Manager

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JFIN FUNDING III LLC

By:	/s/ J. Paul McDonnell
Name:	J. Paul McDonnell
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

COMMUNITY INSURANCE COMPANY

By:	ARES WLP MANAGEMENT, L.P., ITS INVESTMENT MANAGER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

COMMUNITY INSURANCE COMPANY

By:	ARES WLP MANAGEMENT, GP, LLC, ITS GENERAL PARTNER

By:	/s/ John Eanes
Name:	John Eanes
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JMP CREDIT ADVISORS CLO I LTD.

By:	Cratos CDO Management, LLC As Attorney-in-Fact

By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title:	Managing Director

JMP CREDIT ADVISORS CLO I LTD.

By:	JMP Credit Advisors LLC, Its Manager

By:	/s/ Ronald J. Banks
Name:	Ronald J. Banks
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

KATONAH VII CLO LTD.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

KATONAH VIII CLO LTD.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

KATONAH X CLO LTD.

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

KKR FINANCIAL CLO 2007-1, LTD.

By:	/s/ Jeffrey Smith
Name:	Jeffrey Smith
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HEWETT’S ISLAND CLO IV, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM III, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM IV, Ltd.

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM IX LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM V, LTD.

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM VI, LTD.

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM VIII LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM X LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XI LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LCM XII LIMITED PARTNERSHIP

By:	LCM Asset Management LLC As Collateral Manager

By:	/s/ Sophie A. Venon
Name:	Sophie A. Venon
Title:

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, As Lender

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

APOSTLE LOOMIS SAYLES SENIOR LOAN FUND, AS LENDER

By:	Loomis, Sayles & Company, L.P., Its Investment Manager

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

APOSTLE LOOMIS SAYLES CREDIT OPPORTUNITIES FUND, AS LENDER

By:	Loomis, Sayles & Company, Incorporated, Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CONFLUENT 4 LIMITED

By:	Loomis, Sayles & Company, L.P. As Sub-Manager

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

CONFLUENT 4 LIMITED

By:	Loomis, Sayles & Company, Incorporated Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

LOOMIS SAYLES CLO I, LTD.

By:	Loomis, Sayles & Company, L.P. Its Collateral Manager

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

LOOMIS SAYLES CLO I, LTD.

By:	Loomis Sayles & Company, Incorporated Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC.

By:	Loomis, Sayles & Company, L.P. Its Managing Member

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

THE LOOMIS SAYLES SENIOR LOAN FUND, LLC.

By:	Loomis, Sayles & Company, Incorporated Its General Partner

By:	/s/ Mary McCarthy
Name:	Mary McCarthy
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NEW YORK LIFE INSURANCE COMPANY (GUARANTEED PRODUCTS)

By:	MacKay Shields LLC, As Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NEW YORK LIFE INSURANCE COMPANY, GP – PORTABLE ALPHA

By:	MacKay Shield LLC, As Investment Adviser and not individually

By:	/s/ Dan Roberts
Name:	Dan Roberts
Title:	Senior Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MALIBU CBNA LOAN FUNDING LLC

By:

By:	/s/ Adam Kalsur
Name:	Adam Kalsur
Title:	Attorney

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JERSEY STREET CLO, LTD.

By:	Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David J. [illegible]
Name:
Title:	As authorized representative and not individually

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MARLBOROUGH STREET CLO, LTD.

By:	Collateral Manager, Massachusetts Financial Services Company

By:	/s/ David J. [illegible]
Name:
Title:	As authorized representative and not individually

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GANNETT PEAK CLO I, LTD.

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Adam
Name:	Kathleen Adam LendAmend LLC
Title:	Administrator

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WIND RIVER CLO II – TATE INVESTORS, LTD.

By:	THL Credit Senior Loan Strategies LLC, as Manager

By:	/s/ Kathleen Adam
Name:	Kathleen Adam LendAmend LLC
Title:	Administrator

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE IX CDO, LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE V CDO LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE VI CDO LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE VII CDO LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE VIII CDO, LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE X CLO, LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE XI CLO, LIMITED

By:	Its investment advisor, MJX Asset Management, LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VENTURE XII CLO, LIMITED

By:	Its investment advisor MJX Asset Management LLC

By:	/s/ Martin E. Davey
Name:	Martin E. Davey
Title:	Senior Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MC FUNDING, LTD

By:	Monroe Capital Management, LLC, as Collateral Manager

By:	/s/ Matthew R. Lane
Name:	Matthew R. Lane
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

NOB HILL CLO LIMITED

By:

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VIRTUS SENIOR FLOATING RATE FUND

By:

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ACE TEMPEST REINSURANCE LTD.

By:	Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francoise Giacalone
Name:	Francoise Giacalone
Title:	Managing Director

By:

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ARCH INVESTMENT HOLDINGS IV LTD.

By:	Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francoise Giacalone
Name:	Francoise Giacalone
Title:	Managing Director

By:

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OAKTREE SENIOR LOAN FUND, L.P.

By:	Oaktree Senior Loan Fund GP, L.P. Its: General Partner, By: Oaktree Fund GP IIA, LLC Its: General Partner, By: Oaktree Fund GP II, L.P. Its; Managing Member

By:	/s/ Francoise Giacalone
Name:	Francoise Giacalone
Title:	Authorized Signatory

By:

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE PUBLIC EDUCATION EMPLOYEE RETIREMENT SYSTEM OF MISSOURI

By:	Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francoise Giacalone
Name:	Francoise Giacalone
Title:	Managing Director

By:

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE PUBLIC SCHOOL RETIREMENT SYSTEM OF MISSOURI

By:	Oaktree Capital Management, L.P. Its: Investment Manager

By:	/s/ Francoise Giacalone
Name:	Francoise Giacalone
Title:	Managing Director

By:

By:	/s/ Desmund Shirazi
Name:	Desmund Shirazi
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HAMLET II, LTD.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2012-2, LTD.

By:	Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON DELAWARE TRUST 2011

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjina
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS IX, LTD.

By:	Octagon Credit Investors, LLC as Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS V, LTD.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS VIII, LTD

By:	Octagon Credit Investors, LLC as collateral manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS X, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS XI, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON INVESTMENT PARTNERS XIV, LTD.

By:	Octagon Credit Investors, LLC as Collateral Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON PAUL CREDIT FUND SERIES I, LTD.

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WESTCHESTER CLO, LTD.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	/s/ Carter Chism
Name:	Carter Chism
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2012-1, LTD.

By:	Onex Credit Partners, LLC , as Portfolio Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCP CLO 2012-2, LTD.

By:	Onex Credit Partners, LLC, as Collateral Manager

By:	/s/ Paul Travers
Name:	Paul Travers
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCTAGON DELAWARE TRUST 2011

By:	Octagon Credit Investors, LLC as Portfolio Manager

By:	/s/ Lauren Basmadjian
Name:	Lauren Basmadjian
Title:	Portfolio Manager

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

HARBOURVIEW CLO 2006-I

By:	Brown Brothers Harriman & Co, acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OPPENHEIMER MASTER LOAN FUND, LLC

By:	Brown Brothers Harriman & Co, acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	Brown Brothers Harriman & Co. acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OPPENHEIMER SENIOR FLOATING RATE FUND

By:	Brown Brothers Harriman & Co acting as agent for OppenheimerFunds, Inc.

By:	/s/ Jason Reuter
Name:	Jason Reuter
Title:	AVP

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OFSI FUND III, LTD.

By:	Orchard First Source Capital, Inc. its: attorney in fact

By:	/s/ Ken A. Brown
Name:	Ken A. Brown
Title:	Duly Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FIRE AND POLICE PENSION FUND, SAN ANTONIO

By:	PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY V CLO, LTD

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY VI CLO, LTD

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY VII CLO, LTD

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY VIII CLO, LTD

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY X CLO, LTD

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY XI CLO, LTD.

By:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALAXY XII CLO, LTD.

By:	PineBridge Investments LLC As Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SATURN CLO, LTD.

By:	PineBridge Investments LLC Its Collateral Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VALIDUS REINSURANCE LTD.

By:	PineBridge Investments LLC Its Investment Manager

By:	/s/ Steven Oh
Name:	Steven Oh
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust

By:	Pioneer Investment Management, Inc., As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Pioneer Floating Rate Trust
Pioneer Diversified High Income Trust

By:	Pioneer Investment Management, Inc., As adviser to each Lender above

By:	/s/ Margaret C. Begley
Name:	Margaret C. Begley
Title:	Secretary and Associate General Counsel

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

JNL/PPM America Floating Rate Income Fund, a series of the JNL Series Trust

By:	/s/ David C. Wagner
PPM America, Inc., as sub-adviser
Name:	David C. Wagner
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PPM GRAYHAWK CLO, LTD.

By:	/s/ David C. Wagner
PPM America, Inc., as Collateral Manager
Name:	David C. Wagner
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ROSEDALE CLO LTD.

By:	Princeton Advisory Group, Inc. The Collateral Manager

By:	/s/ Paul P. Malecki
Name:	Paul P. Malecki
Title:	Senior Portfolio Manager
Princeton Advisory Group, Inc.

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ADVANCED SERIES TRUST - AST PRUDENTIAL CORE BOND PORTFOLIO

By:	Prudential Investment Management, Inc., As Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DOUBLE HAUL TRADING, LLC.

By:	SunTrust Bank, its Manager

By:	/s/ Douglas Weltz
Name:	Douglas Weltz
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XI - LEVERAGED LOAN CDO 2006

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XVIII LEVERAGED LOAN 2007 LTD.

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XVI - LEVERAGED LOAN CDO 2006

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XXI LEVERAGED LOAN CDO LLC

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XXII SENIOR LOAN FUND

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XXIII SENIOR LOAN FUND

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XXIV SENIOR LOAN FUND

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

DRYDEN XXV SENIOR LOAN FUND

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GATEWAY CLO LIMITED

By:	Prudential Investment Management, Inc., as Collateral Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRAMERICA FIXED INCOME FUNDS PLC - ABSOLUTE TOTAL RETURN FUND

By:	Pramerica Investment Management, a trading name of Prudential Investment Management, Inc., as Investment Manager

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRUDENTIAL BANK LOAN FUND OF THE PRUDENTIAL TRUST COMPANY COLLECTIVE TRUST

By:	Prudential Investment Management, Inc., An Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRUDENTIAL GLOBAL TOTAL RETURN FUND

By:	Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRUDENTIAL INVESTMENT PORTFOLIOS 9 - PRUDENTIAL ABSOLUTE RETURN BOND FUND

By:	Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRUDENTIAL INVESTMENT PORTFOLIOS, INC. 14 - PRUDENTIAL FLOATING RATE INCOME FUND

By:	Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

THE PRUDENTIAL SERIES FUND - DIVERSIFIED BOND PORTFOLIO

By:	Prudential Investment Management, Inc., As Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

PRUDENTIAL TOTAL RETURN BOND FUND, INC.

By:	Prudential Investment Management, Inc., as Investment Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SPECIALIZED INVESTMENT MANAGEMENT SICAV - SIF CORPORATE LOAN MASTER FUND

By:	Zaisgroup International LLP, as Investment Advisor
By:	Pramerica Investment Management Limited, as Portfolio Advisor
By:	Pramerica Investment Management (a trading name of Prudential Investment Management, Inc.) as Sub-Advisor

By:	/s/ Joseph Lemanowicz
Name:	Joseph Lemanowicz
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RAYMOND JAMES BANK, N.A.

By:	/s/ Alexander L. Rody
Name:	Alexander L. Rody
Title:	Senior Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RBS CITIZENS, N.A.

By:	/s/ Donald A. Wright
Name:	Donald A. Wright
Title:	SVP

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

ROYAL BANK OF CANADA, AS LENDER

By:	/s/ Dean Sas
Name:	Dean Sas
Title:	Authorized Signatory

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

CHATHAM LIGHT II CLO, LIMITED

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

QUANTAS SUPERANNUATION PLAN

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RACE POINT III CLO

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RACE POINT IV CLO, LTD.

By:	Sankaty Advisors, LLC as Collateral Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RACE POINT V CLO, LIMITED

By:	Sankaty Advisors, LLC, its Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RACE POINT VI CLO, LTD.

By:	Sankaty Advisors, LLC, as Asset Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

RACE POINT VII CLO, LIMITED

By:	Sankaty Advisors, LLC as Portfolio Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SAN GABRIEL CLO I LTD.

By:	Its Investment Advisor CVC Credit Partners, LLC On behalf of Resource Capital Asset Management (RCAM)

By:	/s/ Vincent Ingato
Name:	Vincent Ingato
Title:	MD/PM

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SANKATY SENIOR LOAN FUND, L.P.

By:	Sankaty Senior Loan Fund, L.P.

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Sr. Vice President of Operations

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLPOINT, INC.

By:	Sankaty Advisors, LLC as Investment Manager

By:	/s/ Andrew S. Viens
Name:	Andrew S. Viens
Title:	Document Control Team

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GSC INVESTMENT CORP CLO 2007 LTD

By:	/s/ Tom Inglesby
Name:	Tom Inglesby
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SARATOGA CLO I, LIMITED

By:	Invesco Senior Secured Management, Inc., as Asset Manager

By:	/s/ Kevin Egan
Name:	Kevin Egan
Title:	Authorized Individual

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SUMITOMO MITSUI TRUST BANK, LIMITED, NEW YORK BRANCY

By:	/s/ Albert C. Tew II
Name:	Albert C. Tew II
Title:	Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SUNTRUST BANK

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

SUNTRUST BANK

By:	/s/ John Cappellari
Name:	John Cappellari
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GRANT GROVE CLO, LTD.

By:	Tall Tree Investment Management, LLC, as Collateral Manager

By:	/s/ Michael J. Starshak, Jr.
Name:	Michael J. Starshak, Jr.
Title:	Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MUIR GROVE CLO, LTD.

By:	Tall Tree Investment Management, LLC, as Collateral Manager

By:	/s/ Michael J. Starshak
Name:	Michael J. Starshak
Title:	Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

MUIR GROVE CLO, LTD.

By:	Tall Tree Investment Management, LLC, as Collateral Manager

By:	/s/ Michael J. Starshak
Name:	Michael J. Starshak
Title:	Officer

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

T2 INCOME FUND CLO I, LTD., AS LENDER

By:	T2 Advisers, LLC,
As Collateral Manager

By:	/s/ Saul Rosenthal
Name:	Saul Rosenthal
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

TRIMARAN CLO VI LTD.

By:	Trimaran Advisors LLC

By:	/s/ Dominick J. Mazzitelli
Name:	Dominick J. Mazzitelli
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALLATIN CLO II 2005- 1, LTD

By:	UrsaMine Credit Advisors, LLC, as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALLATIN CLO III 2007- 1, LTD As Assignee

By:	UrsaMine Credit Advisors, LLC, as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

GALLATIN CLO IV 2012- 1, LTD As Assignee

By:	MP Senior Credit Partners L.P., as its Collateral Manager

By:	/s/ Niall D. Rosenzweig
Name:	Niall D. Rosenzweig
Title:	President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Each Of The Persons Listed On Annex A, Severally But Not Jointly, As a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ANNEX A

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Short Duration Fund

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

Each Of The Persons Listed On Annex A, Severally But Not Jointly, As a Lender

By:	Wellington Management Company, LLP, as its Investment Adviser

By:	/s/ Steven M. Hoffman
Name:	Steven M. Hoffman
Title:	Vice President and Counsel

ANNEX A

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford Short Duration Fund

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

FOOTHILL CLO I, LTD.

By:	/s/ Linda Pace
Name:	Linda Pace
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

VIRTUS SENIOR FLOATING RATE FUND

By:	/s/ Kyle Jennings
Name:	Kyle Jennings
Title:	Managing Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, As A Lender And Holder Of $992,462.32 Of Term Loans On Its Loan Trading Desk

By:	/s/ P. Jeffrey Huth
Name:	P. Jeffrey Huth
Title:	Director

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WELLS FARO PRINCIPAL LENDING, LLC

By:	/s/ Jeff Nikora
Name:	Jeff Nikora
Title:	Executive Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCEAN TRAILS CLO I

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCEAN TRAILS CLO II

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WG HORIZONS CLO I

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

OCEAN TRAILS CLO I

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WG HORIZONS CLO I

By:	West Gate Horizons Advisors LLC, as Investment Manager

By:	/s/ Helen Rhee
Name:	Helen Rhee
Title:	Senior Analyst

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, AMONG ALERE INC., THE LENDERS PARTY THERETO AND GENERAL ELECTRIC CAPITAL CORPORATION, AS ADMINISTRATIVE AGENT

WHITEHORSE III, LTD

By:	WhiteHorse Capital Partners, LP As Collateral Manager
By:	WhiteRock Asset Advisor, LLC, its GP

By:	/s/ Jay Carvell
Name:	Jay Carvell
Title:	Manager